EXHIBIT 10.1
Execution Copy

CSS Industries, Inc.

Second Amendment
Dated as of March 25, 2009
to

Note Purchase Agreements
Dated as of December 12, 2002

Re: $50,000,000 4.48% Senior Notes due December 13, 2009

CSS Industries, Inc.	Second Amendment
Second Amendment to Note Purchase Agreements
This Second Amendment dated as of March 25, 2009 (the or this “Second Amendment”) to the Note Purchase Agreements dated as of December 12, 2002 is between CSS Industries, Inc., a Delaware corporation (the “Company”), and each of the institutions which is a signatory to this Second Amendment (collectively, the “Noteholders”).
R e c i t a l s:
A. The Company and each of Connecticut General Life Insurance Company, Nationwide Life Insurance Company, Pacific Life Insurance Company, Nationwide Life Insurance Company of America, and Nationwide Life and Annuity Insurance Company have heretofore entered into separate and several Note Purchase Agreements each dated as of December 12, 2002, as amended by the First Amendment to Note Purchase Agreement Dated as of October 27, 2004 (as amended, the “Note Purchase Agreements”). The Company has heretofore issued $50,000,000 aggregate principal amount of its 4.48% Senior Notes due December 13, 2009 (the “Notes”) pursuant to the Note Purchase Agreements. The Notes held by Connecticut General Life Insurance Company were heretofore transferred to Prudential Retirement Insurance and Annuity Company.
B. The Company and the Noteholders now desire to amend the Note Purchase Agreements in the respects, but only in the respects, hereinafter set forth.
C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreements, as amended by this Second Amendment, unless herein defined or the context shall otherwise require.
D. All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.
Now, Therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Second Amendment set forth in Section 4.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:
Section 1. Amendments.
Section 1.1. Sections 7.1(a) and (b) of the Note Purchase Agreements shall be and is hereby amended to read in its entirety as follows:
(a) Quarterly Statements — promptly, and in any event within forty-five (45) days (or such shorter period as the SEC may require) after the end of each of the first three quarterly fiscal periods in each fiscal year of the Company, as at the end of such quarterly fiscal period setting forth, in each case, in comparative form the corresponding figures for the corresponding periods of the previous fiscal year, duplicate copies of
(i) a balance sheet and a statement of income, in each case, on a consolidated and consolidating basis for the Company and its Subsidiaries, and

CSS Industries, Inc.	Second Amendment
(ii) a cash flow statement on a consolidated basis for the Company and its Subsidiaries, all in reasonable detail and certified by the chief financial officer, treasurer or vice president of finance of the Company to have been prepared in accordance with GAAP (without footnotes) and as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; provided, that any election by the Company to measure an item of Indebtedness in such financial statements using fair value (as permitted by Statement of Financial Accounting Standards No. 159 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made;
(b) Annual Statements — promptly, and in any event within ninety (90) days (or such shorter period as the SEC may require) after the end of each fiscal year of the Company, as at the end of such fiscal year, setting forth, in each case, in comparative form the corresponding figures as at the end of the previous fiscal year, duplicate copies of
(i) a balance sheet and a statement of income, in each case, on a consolidated and consolidating basis for the Company and its Subsidiaries, and,
(ii) a cash flow statement and a retained earnings statement, in each case, on a consolidated basis for the Company and its Subsidiaries, all in reasonable detail, audited and certified without qualifications or limitations as to scope, except those which are acceptable to the Required Holders, (as to the consolidated statements) by independent public accountants of recognized standing, selected by the Company and satisfactory to the Required Holders, to have been prepared in accordance with GAAP and shall state that such financial statements present fairly in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows; provided, that any election by the Company to measure an item of Indebtedness in such financial statements using fair value (as permitted by Statement of Financial Accounting Standards No. 159 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made;

CSS Industries, Inc.	Second Amendment
Section 1.2. Section 10.3 of the Note Purchase Agreements shall be and is hereby amended to read in its entirety as follows:
“Section 10.3. Fixed Charge Coverage Ratio. The Company will not, at any time, permit the Fixed Charge Coverage Ratio to be less than 1.15 to 1.”
Section 1.3. The definitions of “Consolidated Net Worth”, “Fixed Charge Coverage Ratio” and “Leverage Ratio” set forth in Schedule B to the Note Purchase Agreements shall be and are hereby amended in their entirety to read as follows:
“Consolidated Net Worth” means, as of the date of determination, all items which, in accordance with GAAP, would be included under shareholders’ equity on a consolidated balance sheet of the Company and its Subsidiaries, as of the end of the immediately preceding fiscal quarter of the Company; provided, that for purposes of Section 10.2, determinations of Consolidated Net Worth shall exclude all non-cash charges resulting from the application of Financial Accounting Standard No. 142; provided, further, that for purposes of determinations of Consolidated Net Worth, any election by the Company to measure an item of Indebtedness using fair value (as permitted by Statement of Financial Accounting Standards No. 159 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.
“Fixed Charge Coverage Ratio” means, at any time, the ratio of (a) the sum of the Company’s (i) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such time, less (ii) Consolidated Capital Expenditures for such period, plus (iii) Consolidated Rental Payments for such period to (b) the sum of (i) the current portion of principal on all long-term Indebtedness of the Company and its Subsidiaries (excluding the Revolving Credit Loan, the Accounts Receivable Securitization and any other Qualifying Securitization Transactions) for such period, plus (ii) Consolidated Interest Expense of the Company (including interest in respect of

CSS Industries, Inc.	Second Amendment
the Revolving Credit Loan, Discount (as defined in the Accounts Receivable Securitization Documents) payable in respect of the Accounts Receivable Securitization and interest in respect of amounts outstanding under all financing facilities relating to any other Qualifying Securitization Transactions) for such period, plus (iii) Consolidated Tax Expense of the Company for such period, plus (iv) Consolidated Rental Payments for such period; provided, that for purposes of determinations of the Fixed Charge Coverage Ratio, any election by the Company to measure an item of Indebtedness using fair value (as permitted by Statement of Financial Accounting Standards No. 159 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.
“Leverage Ratio” means, at any time, the ratio of (a) Consolidated Funded Debt of the Company as of the end of the immediately preceding fiscal quarter to (b) Consolidated Capitalization of the Company as of the end of such immediately preceding fiscal quarter; provided, that for purposes of determinations of the Leverage Ratio, any election by the Company to measure an item of Indebtedness using fair value (as permitted by Statement of Financial Accounting Standards No. 159 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.
Section 2. [Reserved].
Section 3. Representations and Warranties of the Company.
Section 3.1. To induce the Noteholders to execute and deliver this Second Amendment (which representations shall survive the execution and delivery of this Second Amendment), the Company represents and warrants to the Noteholders that:
(a) this Second Amendment has been duly authorized, executed and delivered by it and this Second Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;
(b) the Note Purchase Agreements, as amended by this Second Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

CSS Industries, Inc.	Second Amendment
(c) the execution, delivery and performance by the Company of this Second Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Bank Loan Agreement or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 3.1(c);
(d) as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing; and
(e) (i) all the representations and warranties contained in Section 5 of the Note Purchase Agreements were true and correct on and as of the date of the Closing, (ii) the representations and warranties contained in Sections 5.1, 5.2, 5.4(a), 5.4(b), 5.4(c), 5.8, 5.11, 5.12, 5.15(b), 5.17 and 5.18 of the Note Purchase Agreements are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof, except for changes in the Schedule of Subsidiaries as set forth in Schedule 5.4 to this Agreement, and (iii) since March 31, 2008, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.
Section 4. Conditions to Effectiveness of this Second Amendment.
Section 4.1. This Second Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:
(a) executed counterparts of this Second Amendment, duly executed by the Company and the holders of at least 51% of the outstanding principal of the Notes, shall have been delivered to the Noteholders, and the same shall be in full force and effect and shall constitute the legal, valid and binding obligations of all the parties thereto;
(b) the Noteholders shall have received a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this Second Amendment, certified by its Secretary or an Assistant Secretary;
(c) the representations and warranties of the Company set forth in Section 3 hereof are true and correct on and with respect to the date hereof;

CSS Industries, Inc.	Second Amendment
(d) each holder of the Notes shall have received an amendment fee in an amount equal to 0.25% times the aggregate outstanding principal amount of the Notes held by such holder; and
(e) the Company shall have paid, the reasonable fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Second Amendment.
Upon receipt of all of the foregoing, this Second Amendment shall become effective.
Section 5. Miscellaneous.
Section 5.1. This Second Amendment shall be construed in connection with and as part of each of the Note Purchase Agreements, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Purchase Agreements and the Notes are hereby ratified and shall be and remain in full force and effect.
Section 5.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Purchase Agreements without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.
Section 5.3. The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.
Section 5.4. This Second Amendment shall be governed by and construed in accordance with New York law.

CSS Industries, Inc.	Second Amendment
Section 5.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

CSS Industries, Inc.
By:	/s/ Clifford E. Pietrafitta
Its: Vice President — Finance
[Noteholder Signature Pages to Follow]

Accepted and Agreed to:

Prudential Retirement Insurance and Annuity Company
By:	Prudential Investment Management, Inc., as investment manager

By:	/s/ Yvonne M. Guajardo
	Name:	Yvonne M. Guajardo
	Title:	Vice President
CSS Industries, Inc. — Second Amendment

Nationwide Life Insurance Company Nationwide Life Insurance Company of America Nationwide Life and Annuity Insurance Company
By:	/s/ Mary Beth Cadle
	Name:	Mary Beth Cadle
	Title:	Authorized Signatory
CSS Industries, Inc. — Second Amendment

Pacific Life Insurance Company
By:
Name:
Title:

By:
Name:
Title:
CSS Industries, Inc. — Second Amendment

Each of the undersigned hereby confirms its continued guaranty of the obligations of the Company under the Note Purchase Agreements, as amended hereby, pursuant to the terms of its respective Subsidiary Guaranty Agreement dated as of December 13, 2002, on this 25th day of March, 2009.

Paper Magic Group, Inc., a Pennsylvania corporation
By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	Vice President

Berwick Delaware, Inc.
By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	President

Berwick Offray LLC
By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	Vice President

Cleo Inc.
By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	Vice President
CSS Industries, Inc. — Second Amendment

Cleo Delaware, Inc.
By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	President

Philadelphia Industries, Inc.
By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	President

LLM Holdings, Inc.
By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	President

The Paper Magic Group, Inc., a Delaware corporation
By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	President

Don Post Studios, Inc.
By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	Vice President

Crystal Creative Products, Inc.
By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	Vice President

CSS Management LLC
By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	Vice President

Lion Ribbon Company, Inc.
By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	Vice President

C.R. Gibson, LLC
By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	Vice President